UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                     Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934


       Date of Report (Date Earliest Event reported) -- November 15, 2004
                            (November 15, 2004)


                               MDC PARTNERS INC.
             (Exact name of registrant as specified in its charter)


        Ontario               001-13718                 98-0364441
    (Jurisdiction            (Commission              (IRS Employer
  of Incorporation)          File Number)           Identification No.)


               45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)


                                 (416) 960-9000
                        (Registrant's Telephone Number)
 ------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
On November 10, 2004, MDC Partners Inc. (the "Company") filed a Notification of Late Filing on Form 12b-25 stating that its Quarterly Report on Form 10-Q for the period ended September 30, 2004 could not be timely filed due to the circumstances described therein. On the date hereof, the Company amended its Notification of Late Filing on Form 12b-25 to state that it is unable to file its Quarterly Report on Form 10-Q by the fifth calendar day following the prescribed due date.

The Company is currently continuing to evaluate the treatment of certain accounting items, which are more fully described in the investor presentation attached hereto as Exhibit 99.1. Immediately following the completion of its evaluation, the Company will file with the SEC a quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004.

On November 15, 2004 the Company issued a press release announcing that it would host a conference call during which it would outline accounting items currently being reviewed by management and KPMG LLP, the Company's outside accountant. The investor presentation materials used for the call are attached as Exhibit 99.1 hereto.

On November 15, 2004, the Company posted the materials attached as Exhibit 99.1 on its web site (www.mdc-partners.com).

As discussed on page 1 of Exhibit 99.1, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibit hereto) is being furnished under "Item 7.01. Regulation FD Disclosure." Such information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 7.01 and 9.01 (including the investor presentation) do not mean that such information is material or that disclosure of such information is required.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Presentation outlining accounting issues currently being reviewed by management and KPMG LLP, the Company's outside accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: November 15 , 2004                         MDC Partners Inc.

                                                 By:  /s/ Glenn Gibson
                                                      ------------------------
                                                      Glenn Gibson
                                                      Senior Vice President,
                                                      Finance